Exhibit 10.1

DATED THIS 18th DAY OF AUGUST 2014

BETWEEN

PGCG ASSETS HOLDINGS SDN. BHD.

[Company No. 983271-U]

("the Landlord")

AND

LE APPLE BOUTIQUE HOTEL (KLCC) SDN. BHD.

[COMPANY No. 963265 - D]

("the TENANT")

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TENANCY AGREEMENT

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[ref:                    ]

THIS TENANCY AGREEMENT is made on the day and year set out in Item 1 of the Schedule hereto between the party whose name and particulars are set out in Item 2 of the Schedule hereto (hereinafter called “the Landlord) of the one part, AND the party whose name and particulars are set out in Item 3 of the Schedule hereto (hereinafter called “the TENANT”) of the other part.

WHEREAS:-

1)	The Landlord is the beneficial owner of all the parcel(s) of property described in Item 4 of the Schedule hereto (hereinafter called “the Demised Premises”).

2)	Prior to this, the parties hereto have executed a Lease Agreement dated 18th December 2013 (hereinafter referred to as “the Lease Agreement”) for the Tenant to lease the Demised Premises from the Landlord. The parties have since agreed to terminate the Lease Agreement and enter into this Tenancy Agreement to supersede the Lease Agreement.

3)	Subject to the terms and conditions hereinafter contained the Landlord is desirous to let to the TENANT and the TENANT is desirous to take on rent the Demised Premises from the Landlord for a period stated in Item 5 of the Schedule hereto at the monthly Tenancy rental stated in Item 7 of the Schedule hereto.

4)	The TENANT has agreed to rent the Demised Premises from the Landlord subject to the terms and conditions herein.

5)	The TENANT was notified and acknowledged that the Landlord had let out part of the ground floor to Popular Wizard Sdn. Bhd. who operates the De Asian Café, which Rental Agreement is attached hereto as Appendix A and the right, interest and benefits of the Landlord under the said Rental Agreement shall be assigned over to the TENANT together with the Landlord’s right, interests and benefits of the car park facilities and use of external walls for advertising purpose.

NOW THIS AGREEMENT WITNESSETH THAT:

1.	Subject to the TENANT paying to the Landlord the Tenancy rental hereby reserved and complying with all the terms and conditions hereinafter contained the Landlord shall let to the TENANT and the TENANT shall take on Tenancy the Demised Premises from the Landlord for the fixed period of time stated in Item 5 of the Schedule hereto at the fixed monthly Tenancy rental stated in Item 6 of the Schedule hereto, the first of such Tenancy rental to be paid within 3 months upon the execution hereof and the subsequent payments to be made in advance by or on the seventh (7th) day of each month, by payment directly to the Landlord.
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2.	The term of the TENANCY hereby created shall commence on the date set out in Item 8 of the Schedule hereto and shall, unless otherwise sooner determined or renewed in accordance with the terms herein contained, expire on the date stated in Item 9 of the Schedule hereto.

3.	The TENANT shall pay to the Landlord within one month and three months upon the execution of this Agreement hereof, the sum stated in Item 10a and 10b respectively, of the Schedule hereto as Security and Utility deposit as security for the due performance of the several terms and obligations contained herein to be performed by the TENANT. The Security and Utility Deposit shall not be construed or be utilised as Tenancy rental for any arrears or be set off against any Tenancy rental due by the TENANT to the Landlord in the months preceding the expiration of the term hereby created and any renewal hereof, if any. The Security and Utility Deposit shall be refunded free of interest to the TENANT less such sum(s) as may be lawfully due to the Landlord in respect of breach by the TENANT in due observance and performance of any of the terms and conditions herein contained (fair wear and tear excepted) within fourteen (14) days from the date of determination of the TENANCY herein.

4.	(a) It is mutually agreed that the Tenant will take over the Demised Premises as is where is and major renovation works will be carried out to convert it to a layout for a hotel operation. The Tenant shall bear the cost of such renovations and alteration and there after maintain at its own cost all the M&E, Air Conditioning, Lifts, Generator Set, Fire Fighting & Protection Systems, Computerized Monitoring System (BOMBA LINK), Security Surveillance CCTV system, Water Treatment, Pest Control, Refuse Disposal.

(b) The TENANT shall pay and discharge promptly all electricity, water, telephone, internet, sewerage and all other services including but not limited to items listed in 4(a) above, subscribed by and in the name of the Landlord or TENANT during the term hereby created or such extensions thereof. The Security and Utilities Deposit shall be refunded free of interest to the TENANT upon the expiration of the Term hereby created or any renewal of the Term hereby created, if any, provided always that all water, electricity, telephone charges, internet, sewerage and any other services including any penalties or late payment charges thereof up to the date of redelivery of vacant possession of the Demised Premises to the Landlord shall have been settled by the TENANT and subject further to the right of the Landlord to deduct any monies for any antecedent breach(es) or default(s) of the obligations of the TENANT to pay and discharge all charges arising hereunder.

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5.	The TENANT hereby covenants with Landlord as follows:-

(a)	that the TENANT shall use and occupy the said Premises solely and exclusively for the purpose stated in Item 6 of the First Schedule hereto only and shall not use the said Premises for any other purpose,

without first obtaining the written consent of the Landlord;

(b)	that the TENANT shall pay to the Landlord within one month upon the execution of this Agreement hereof, the Security Deposit as security for the due performance of the several terms and obligations contained herein to be performed by the TENANT; and

(c)	that the TENANT shall pay to the Landlord the monthly Tenancy rental in advance on or before the seventh (7th) day of each and every month by payment directly to the Landlord; and

(d)	that the TENANT shall pay to the Landlord within 3 months upon execution of this Agreement the Utility Deposit as security for the obligations of the TENANT to pay and discharge promptly all electricity, water, telephone, internet, sewerage and other charges from time to time; and

(e)	that the TENANT shall pay on its due date all charges in respect of electricity, water, telephone, internet, sewerage and other services as and when such bills are rendered by the appropriate authority. Copies of payment receipts shall be handed for the Landlord’s inspection at the end of every month thereof upon request thereof; and

(f)	that the TENANT shall permit the Landlord and/or his servant or agents at all reasonable times and from time to time to enter and view the condition of the Demised Premises and to execute and do repairs or other works as the Landlord deems it necessary; and

(g)	that the TENANT shall not make any structural or otherwise exhibit on the exterior of the Demised Premises or the windows without first obtaining the written consent of the Landlord. If such consent as aforesaid is granted, the TENANT shall pay the costs thereof and when the term hereby created expires or when it is terminated for any reason whatsoever, the TENANT shall endevour to revert the Demised Premises to its original state and conditions to the entire satisfaction of the Landlord and should the TENANT refuse to do so, the Landlord may deduct such expenses from the security deposit and if the security deposit is insufficient, the Landlord shall be at liberty to claim against the TENANT for the balance as a liquidated debt for the costs incurred. In any event any structural or other alteration made to the Demised Premises shall inure for the benefit of the Landlord; and
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(h)	that the TENANT shall keep and maintain the interior of the Demised Premises in good and rentable repair and condition (fair wear and tear excepted); and

(i)	that the TENANT shall not do or permit or suffer to be done on the Demised Premises anything which in the opinion of the Landlord may be nuisance or annoyance to or in anyway interfere with the quiet enjoyment and comfort of other occupants of the Demised Premises or the neighbourhood; and

(j)	that the TENANT shall observe and comply with all local, municipal and city by-laws, regulations and notices affecting the Demised Premises on the part of the TENANT to be observed and complied as occupier thereof which are now in force or may hereafter be enacted; and

(k)	that the TENANT shall not to do anything whereby any insurance policy in respect of the Demised Premises against fire may be rendered void or voidable or whereby the premium in respect of such policy may be liable to be increased; and

(l)	that the TENANT shall not bring or store or permit or suffer to be brought in the Demised Premises any goods or matter which in the opinion of the Landlord are offensive or unpleasant or noxious or dangerous to the safety of the state and condition of the Demise Premises and the neighbourhood; and

(m)	that the TENANT shall not assign, sublet or part with the possession of the Demised Premises without first obtaining the written consent of the Landlord which consent shall not be unreasonably withheld; and

(n)	that the TENANT shall, on the determination of the Term hereby created peacefully yield up vacant possession of the Demised Premises and the fittings and fixtures contained therein to the Landlord in good and rentable repair and condition (fair wear and tear excepted; and

(o)	that the TENANT shall at any time during the three (3) months preceding the determination of the TENANCY herein created, permit any intending tenants or purchaser of the Demised Premises with authority from the Landlord at all reasonable times to enter and view the Demised Premises provided that due notice shall have been given to the TENANT by the Landlord or his agent’s intention to enter and view the Demised Premises; and
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(p)	that the TENANT shall not use the Demised Premises for any illegal or immoral purpose; and

(q)	that the TENANT shall repair forthwith and make good any damages done or caused to Demised Premises or any part thereof by the installation, use or removal of the TENANT’s fixtures and fittings; and

(r)	that the TENANT shall save harmless and indemnify and keep fully indemnified the Landlord against any and all actual loss, damages, expenses and costs suffered or incurred by the Landlord as a result of any claim, action, suit or demand against the Landlord for any breach arising as a result of the TENANT’s failure or default of his obligations and duties to be performed and discharged hereunder; and

(s)	that the TENANT shall subscribe to the telephone , internet and electricity services directly with the service providers.

(t)	The Tenant acknowledges that the Landlord is an affiliate of a United States public listed company and that the US SEC requires the financial results of the operation of the Demised Premises be included in the Quarterly report of the listed entity. In view of the above, the Tenant shall prepare their monthly Management Accounts in relation to its operations of the Demised Premises and provide their latest available monthly financial and management report to the Landlord in a manner that will permit the Landlord to comply with the said US SEC requirement.

6.	The Landlord hereby covenants with the TENANT as follows:-

(a)	that the Landlord shall, provided always that the TENANT pays the rent hereby reserved and observes and performs the agreements, stipulations and covenants on his part to be performed and discharged herein contained, permit the TENANT to occupy and enjoy the Demised Premises during the Term of the TENANCY without any interruption or interference by the Landlord or any person or body lawfully claiming through the Landlord; and

(b)	that the Landlord shall bear all quit rent and assessment charges during the continuance of the Term of the TENANCY hereby granted; and

(c)	that the Landlord shall insure the Demised Premises against loss or damage by fire; and
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(d)	that the Landlord shall return the Security and Utility Deposit referred to above free of interest upon the TENANT’s compliance of the terms and conditions set forth hereinabove for such refund.

(e)	the Landlord agrees to grant a rent free period commencing from the date of this Agreement until the commencement of the operation of the Hotel or Six (6) months from the date hereof, whichever is lesser, for the Tenant to carry out the renovation works provided that further extension of the rent free period shall be granted at the mutual agreement of the parties hereto. Provided that the rent free period referred to above shall not apply to the car parking area and the premises let out to Popular Wizard Sdn. Bhd. aka De Asian Café under a rental agreement the right, benefit and interest of the landlord therein have been or will be assigned to the TENANT and as such the TENANT shall continue to pay the apportioned rental for the car parking area and the Premises already rented to Popular Wizard Sdn. Bhd. aka De Asian Café during the rent free period referred to herein.

7.	PROVIDED ALWAYS and it is hereby agreed between the parties that:

(a)	if the rent or any part thereof shall at any time during the Term hereby created remains unpaid for fourteen (14) days after the same becoming due and payable or if the TENANT is in breach of any covenant irrespective of the fact that the same shall amount to a breach of a term, condition or covenant of it or if the TENANT shall suffer a petition of winding up be presented against it or becomes insolvent, it shall be lawful in any of the said circumstances for the Landlord at any time thereafter to re-enter and take possession of the Demised Premises without further reference to the TENANT and thereupon this TENANCY shall absolutely determine without prejudice to the rights of action of the Landlord in respect of any antecedent breach of the TENANT’s covenants herein contained.

(b)	The Parties hereto hereby agree to the following:-

(aa)	The Landlord shall at the written request of the Tenant made not less than two (2) months before the expiration of the term hereby created and if there shall not at the time of such request be any existing breach or non-observance of any of the covenants on the part of the Tenant herein contained to be performed at the Tenant's expenses automatically grant to the Tenant a tenancy of the Demised Premises for a further term of one (1) year (hereinafter referred to as “the First Renewal Term”) at the same rental rate (hereinafter referred to as “the First Renewal Term Rental”) and subject to the terms and conditions herein contained except for this Sub-clause (aa).
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(bb)	The Landlord shall at the written request of the Tenant made not less than two (2) months before the expiration of the First Renewal Term created in the manner provided in Sub-Clause (b) above and if there shall not at the time of such request be any existing breach or non-observance of any of the covenants on the part of the Tenant herein contained to be performed at the Tenant's expenses automatically grant to the Tenant a tenancy of the Demised Premises for a further term of one (1) year (hereinafter referred to as “the Second Renewal Term”) at the same rental rate (hereinafter referred to as “the Second Renewal Term Rental”) and subject to the terms and conditions herein contained except for this Sub-clause (bb).

(cc)	The Landlord shall at the written request of the Tenant made not less than two (2) months before the expiration of the Second Renewal Term created in the manner provided in Sub-Clause (bb) above and if there shall not at the time of such request be any existing breach or non-observance of any of the covenants on the part of the Tenant herein contained to be performed at the Tenant's expenses automatically grant to the Tenant a tenancy of the Demised Premises for a further term of one (1) year (hereinafter referred to as “the Third Renewal Term”) at the Second Renewal Term Rental plus 5% to 10% as the parties hereto may agree thereto or at the market rate then, whichever is lower (hereinafter referred to as “the Third Renewal Term Rental”) and subject to the terms and conditions herein contained except for this Sub-clause (cc).

(dd)	The Landlord shall at the written request of the Tenant made not less than two (2) months before the expiration of the Third Renewal Term created in the manner provided in Sub-Clause (cc) above and if there shall not at the time of such request be any existing breach or non-observance of any of the covenants on the part of the Tenant herein contained to be performed at the Tenant's expenses automatically grant to the Tenant a tenancy of the Demised Premises for a further term of one (1) year (hereinafter referred to as “the Fourth Renewal Term”) at the same rental rate as the Third Renewal Term Rental (hereinafter referred to as “the Fourth Renewal Term Rental”) and subject to the terms and conditions herein contained except for this Sub-clause (dd).
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(ee)	The Landlord shall at the written request of the Tenant made not less than two (2) months before the expiration of the Fourth Renewal Term created in the manner provided in Sub-Clause (dd) above and if there shall not at the time of such request be any existing breach or non-observance of any of the covenants on the part of the Tenant herein contained to be performed at the Tenant's expenses automatically grant to the Tenant a tenancy of the Demised Premises for a further term of one (1) year (hereinafter referred to as “the Fifth Renewal Term”) at the same rental rate as the Fourth Renewal Term Rental (hereinafter referred to as “the Fifth Renewal Term Rental”) and subject to the terms and conditions herein contained except for this Sub-clause (ee).

(ff)	The Landlord shall at the written request of the Tenant made not less than two (2) months before the expiration of the Fifth Renewal Term created in the manner provided in Sub-Clause (ee) above and if there shall not at the time of such request be any existing breach or non-observance of any of the covenants on the part of the Tenant herein contained to be performed at the Tenant's expenses automatically grant to the Tenant a tenancy of the Demised Premises for a further term of one (1) year (hereinafter referred to as “the Sixth Renewal Term”) at the Fifth Renewal Term Rental plus 5% to 10% as the parties hereto may agree thereto or at the market rate then, whichever is lower (hereinafter referred to as “the Sixth Renewal Term Rental”) and subject to the terms and conditions herein contained except for this Sub-clause (ff).

(gg)	The Landlord shall at the written request of the Tenant made not less than two (2) months before the expiration of the Sixth Renewal Term created in the manner provided in Sub-Clause (ff) above and if there shall not at the time of such request be any existing breach or non-observance of any of the covenants on the part of the Tenant herein contained to be performed at the Tenant's expenses automatically grant to the Tenant a tenancy of the Demised Premises for a further term of one (1) year (hereinafter referred to as “the Seventh Renewal Term”) at the same rental rate as the Sixth Renewal Term Rental (hereinafter referred to as “the Seven Renewal Term Rental”) and subject to the terms and conditions herein contained except for this Sub-clause (gg).

(hh)	The Landlord shall at the written request of the Tenant made not less than two (2) months before the expiration of the Seventh Renewal Term created in the manner provided in Sub-Clause (gg) above and if there shall not at the time of such request be any existing breach or non-observance of any of the covenants on the part of the Tenant herein contained to be performed at the Tenant's expenses automatically grant to the Tenant a tenancy of the Demised Premises for a further term of one (1) year (hereinafter referred to as “the Eighth Renewal Term”) at the same rental rate as the Seventh Renewal Term Rental (hereinafter referred to as “the Eighth Renewal Term Rental”) and subject to the terms and conditions herein contained except for this Sub-clause (hh).
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(ii)	The Landlord shall at the written request of the Tenant made not less than two (2) months before the expiration of the Eighth Renewal Term created in the manner provided in Sub-Clause (hh) above and if there shall not at the time of such request be any existing breach or non-observance of any of the covenants on the part of the Tenant herein contained to be performed at the Tenant's expenses automatically grant to the Tenant a tenancy of the Demised Premises for a further term of one (1) year (hereinafter referred to as “the Ninth Renewal Term”) at the Eighth Renewal Term Rental plus 5% to 10% as the parties hereto may agree thereto or at the market rate then, whichever is lower (hereinafter referred to as “the Ninth Renewal Term Rental”) and subject to the terms and conditions herein contained except for this Sub-clause (ii).

(jj)	The Landlord shall at the written request of the Tenant made not less than two (2) months before the expiration of the Ninth Renewal Term created in the manner provided in Sub-Clause (ii) above and if there shall not at the time of such request be any existing breach or non-observance of any of the covenants on the part of the Tenant herein contained to be performed at the Tenant's expenses automatically grant to the Tenant a tenancy of the Demised Premises for a further term of one (1) year (hereinafter referred to as “the Tenth Renewal Term”) at the same rental rate as the Ninth Renewal Term Rental (hereinafter referred to as “the Tenth Renewal Term Rental”) and subject to the terms and conditions herein contained except for this Sub-clause (jj).

(kk)	The Landlord shall at the written request of the Tenant made not less than two (2) months before the expiration of the Tenth Renewal Term created in the manner provided in Sub-Clause (jj) above and if there shall not at the time of such request be any existing breach or non-observance of any of the covenants on the part of the Tenant herein contained to be performed at the Tenant's expenses automatically grant to the Tenant a tenancy of the Demised Premises for a further term of one (1) year (hereinafter referred to as “the Eleventh Renewal Term”) at the same rental rate as the Tenth Renewal Term Rental (hereinafter referred to as “the Eleventh Renewal Term Rental”) and subject to the terms and conditions herein contained except for this Sub-clause (kk).

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(ll)	The Landlord shall at the written request of the Tenant made not less than two (2) months before the expiration of the Eleventh Renewal Term created in the manner provided in Sub-Clause (kk) above and if there shall not at the time of such request be any existing breach or non-observance of any of the covenants on the part of the Tenant herein contained to be performed at the Tenant's expenses automatically grant to the Tenant a tenancy of the Demised Premises for a further term of one (1) year (hereinafter referred to as “the Twelfth Renewal Term”) at the Eleventh Renewal Term Rental plus 5% to 10% as the parties hereto may agree thereto or at the market rate then, whichever is lower (hereinafter referred to as “the Twelfth Renewal Term Rental”) and subject to the terms and conditions herein contained except for this Sub-clause (ll).

(mm)	The Landlord shall at the written request of the Tenant made not less than two (2) months before the expiration of the Twelfth Renewal Term created in the manner provided in Sub-Clause (ll) above and if there shall not at the time of such request be any existing breach or non-observance of any of the covenants on the part of the Tenant herein contained to be performed at the Tenant's expenses automatically grant to the Tenant a tenancy of the Demised Premises for a further term of one (1) year (hereinafter referred to as “the Thirteenth Renewal Term”) at the same rental rate as the Twelfth Renewal Term Rental (hereinafter referred to as “the Thirteenth Renewal Term Rental”) and subject to the terms and conditions herein contained except for this Sub-clause (mm).

(nn)	The Landlord shall at the written request of the Tenant made not less than two (2) months before the expiration of the Thirteenth Renewal Term created in the manner provided in Sub-Clause (mm) above and if there shall not at the time of such request be any existing breach or non-observance of any of the covenants on the part of the Tenant herein contained to be performed at the Tenant's expenses automatically grant to the Tenant a tenancy of the Demised Premises for a further term of one (1) year (hereinafter referred to as “the Fourteenth Renewal Term”) at the same rental rate as the Thirteenth Renewal Term Rental (hereinafter referred to as “the Fourteenth Renewal Term Rental”) and subject to the terms and conditions herein contained except for this Sub-clause (nn).
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(oo)	The Landlord shall at the written request of the Tenant made not less than two (2) months before the expiration of the Fourteenth Renewal Term created in the manner provided in Sub-Clause (nn) above and if there shall not at the time of such request be any existing breach or non-observance of any of the covenants on the part of the Tenant herein contained to be performed at the Tenant's expenses automatically grant to the Tenant a tenancy of the Demised Premises for a further term of one (1) year (hereinafter referred to as “the Fifteenth Renewal Term”) at the Fourteenth Renewal Term Rental plus 5% to 10% as the parties hereto may agree thereto or at the market rate then, whichever is lower (hereinafter referred to as “the Fifteenth Renewal Term Rental”) and subject to the terms and conditions herein contained except for this Sub-clause (oo).

(pp)	The Landlord shall at the written request of the Tenant made not less than two (2) months before the expiration of the Fifteenth Renewal Term created in the manner provided in Sub-Clause (oo) above and if there shall not at the time of such request be any existing breach or non-observance of any of the covenants on the part of the Tenant herein contained to be performed at the Tenant's expenses automatically grant to the Tenant a tenancy of the Demised Premises for a further term of one (1) year (hereinafter referred to as “the Sixteenth Renewal Term”) at the same rental rate as the Fifteenth Renewal Term Rental (hereinafter referred to as “the Sixteenth Renewal Term Rental”) and subject to the terms and conditions herein contained except for this Sub-clause (pp).

(qq)	The Landlord shall at the written request of the Tenant made not less than two (2) months before the expiration of the Sixteenth Renewal Term created in the manner provided in Sub-Clause (pp) above and if there shall not at the time of such request be any existing breach or non-observance of any of the covenants on the part of the Tenant herein contained to be performed at the Tenant's expenses automatically grant to the Tenant a tenancy of the Demised Premises for a further term of one (1) year (hereinafter referred to as “the Seventeenth Renewal Term”) at the same rental rate as the Sixteenth Renewal Term Rental (hereinafter referred to as “the Seventeenth Renewal Term Rental”) and subject to the terms and conditions herein contained except for this Sub-clause (qq).

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(rr)	The Landlord shall at the written request of the Tenant made not less than two (2) months before the expiration of the Seventeenth Renewal Term created in the manner provided in Sub-Clause (qq) above and if there shall not at the time of such request be any existing breach or non-observance of any of the covenants on the part of the Tenant herein contained to be performed at the Tenant's expenses automatically grant to the Tenant a tenancy of the Demised Premises for a further term of one (1) year (hereinafter referred to as “the Eighteenth Renewal Term”) at the Seventeenth Renewal Term Rental plus 5% to 10% as the parties hereto may agree thereto or at the market rate, whichever is lower (hereinafter referred to as “the Eighteenth Renewal Term Rental”) and subject to the terms and conditions herein contained except for this Sub-clause (rr).

(ss)	The Landlord shall at the written request of the Tenant made not less than two (2) months before the expiration of the Eighteenth Renewal Term created in the manner provided in Sub-Clause (rr) above and if there shall not at the time of such request be any existing breach or non-observance of any of the covenants on the part of the Tenant herein contained to be performed at the Tenant's expenses automatically grant to the Tenant a tenancy of the Demised Premises for a further term of one (1) year (hereinafter referred to as “the Nineteenth Renewal Term”) at the same rental rate as the Eighteenth Renewal Term Rental (hereinafter referred to as “the Nineteenth Renewal Term Rental”) and subject to the terms and conditions herein contained except for this Sub-clause (ss).

(tt)	The Landlord shall at the written request of the Tenant made not less than two (2) months before the expiration of the Nineteenth Renewal Term created in the manner provided in Sub-Clause (ss) above and if there shall not at the time of such request be any existing breach or non-observance of any of the covenants on the part of the Tenant herein contained to be performed at the Tenant's expenses automatically grant to the Tenant a tenancy of the Demised Premises for a further term of one (1) year (hereinafter referred to as “the Twentieth Renewal Term”) at the same rental rate as the Nineteenth Renewal Term Rental (hereinafter referred to as “the Twentieth Renewal Term Rental”) and subject to the terms and conditions herein contained except for this Sub-clause (tt).
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(uu)	The Landlord shall at the written request of the Tenant made not less than two (2) months before the expiration of the Twentieth Renewal Term created in the manner provided in Sub-Clause (tt) above and if there shall not at the time of such request be any existing breach or non-observance of any of the covenants on the part of the Tenant herein contained to be performed at the Tenant's expenses automatically grant to the Tenant a tenancy of the Demised Premises for a further term of one (1) year (hereinafter referred to as “the Twenty-first Renewal Term”) at the Second Renewal Term Rental plus 5% to 10% as the parties hereto may agree thereto or at the market rate, whichever is lower (hereinafter referred to as “the Twenty-first Renewal Term Rental”) and subject to the terms and conditions herein contained except for this Sub-clause (uu).

(vv)	The Landlord shall at the written request of the Tenant made not less than two (2) months before the expiration of the Twenty-first Renewal Term created in the manner provided in Sub-Clause (uu) above and if there shall not at the time of such request be any existing breach or non-observance of any of the covenants on the part of the Tenant herein contained to be performed at the Tenant's expenses automatically grant to the Tenant a tenancy of the Demised Premises for a further term of one (1) year (hereinafter referred to as “the Twenty-second Renewal Term”) at the same rental rate as the Twenty-first Renewal Term Rental (hereinafter referred to as “the Twenty-second Renewal Term Rental”) and subject to the terms and conditions herein contained except for this Sub-clause (vv).

(ww)	The Landlord shall at the written request of the Tenant made not less than two (2) months before the expiration of the Twenty-second Renewal Term created in the manner provided in Sub-Clause (vv) above and if there shall not at the time of such request be any existing breach or non-observance of any of the covenants on the part of the Tenant herein contained to be performed at the Tenant's expenses automatically grant to the Tenant a tenancy of the Demised Premises for a further term of one (1) year (hereinafter referred to as “the Twenty-third Renewal Term”) at the same rental rate as the Twenty-second Renewal Term Rental (hereinafter referred to as “the Twenty-third Renewal Term Rental”) and subject to the terms and conditions herein contained except for this Sub-clause (ww).
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(xx)	The Landlord shall at the written request of the Tenant made not less than two (2) months before the expiration of the Twenty-third Renewal Term created in the manner provided in Sub-Clause (ww) above and if there shall not at the time of such request be any existing breach or non-observance of any of the covenants on the part of the Tenant herein contained to be performed at the Tenant's expenses automatically grant to the Tenant a tenancy of the Demised Premises for a further term of one (1) year (hereinafter referred to as “the Twenty-fourth Renewal Term”) at the Twenty-third Renewal Term Rental plus 5% to 10% as the parties hereto may agree thereto or at the market rate, whichever is lower (hereinafter referred to as “the Twenty-fourth Renewal Term Rental”) and subject to the terms and conditions herein contained except for this Sub-clause (xx).

(yy)	The Landlord shall at the written request of the Tenant made not less than two (2) months before the expiration of the Twenty-fourth Renewal Term created in the manner provided in Sub-Clause (xx) above and if there shall not at the time of such request be any existing breach or non-observance of any of the covenants on the part of the Tenant herein contained to be performed at the Tenant's expenses automatically grant to the Tenant a tenancy of the Demised Premises for a further term of one (1) year (hereinafter referred to as “the Twenty-fifth Renewal Term”) at the same rental rate as the Twenty-fourth Renewal Term Rental (hereinafter referred to as “the Twenty-fifth Renewal Term Rental”) and subject to the terms and conditions herein contained except for this Sub-clause (yy).

(zz)	The Landlord shall at the written request of the Tenant made not less than two (2) months before the expiration of the Twenty-fifth Renewal Term created in the manner provided in Sub-Clause (yy) above and if there shall not at the time of such request be any existing breach or non-observance of any of the covenants on the part of the Tenant herein contained to be performed at the Tenant's expenses automatically grant to the Tenant a tenancy of the Demised Premises for a further term of one (1) year (hereinafter referred to as “the Twenty-sixth Renewal Term”) at the same rental rate as the Twenty-fifth Renewal Term Rental (hereinafter referred to as “the Twenty-sixth Renewal Term Rental”) and subject to the terms and conditions herein contained except for this Sub-clause (zz).
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(aaa)	The Landlord shall at the written request of the Tenant made not less than two (2) months before the expiration of the Twenty-sixth Renewal Term created in the manner provided in Sub-Clause (zz) above and if there shall not at the time of such request be any existing breach or non-observance of any of the covenants on the part of the Tenant herein contained to be performed at the Tenant's expenses automatically grant to the Tenant a tenancy of the Demised Premises for a further term of one (1) year (hereinafter referred to as “the Twenty-seventh Renewal Term”) at the Twenty-sixth Renewal Term Rental plus 5% to 10% as the parties hereto may agree thereto or at the market rate, whichever is lower (hereinafter referred to as “the Twenty-seventh Renewal Term Rental”) and subject to the terms and conditions herein contained except for this Sub-clause (aaa).

(bbb)	The Landlord shall at the written request of the Tenant made not less than two (2) months before the expiration of the Twenty-seventh Renewal Term created in the manner provided in Sub-Clause (aaa) above and if there shall not at the time of such request be any existing breach or non-observance of any of the covenants on the part of the Tenant herein contained to be performed at the Tenant's expenses automatically grant to the Tenant a tenancy of the Demised Premises for a further term of one (1) year (hereinafter referred to as “the Twenty-eighth Renewal Term”) at the same rental rate as the Twenty-seventh Renewal Term Rental (hereinafter referred to as “the Twenty-eighth Renewal Term Rental”) and subject to the terms and conditions herein contained except for this Sub-clause (bbb).

(ccc)	The Landlord shall at the written request of the Tenant made not less than two (2) months before the expiration of the Twenty-eighth Renewal Term created in the manner provided in Sub-Clause (bbb) above and if there shall not at the time of such request be any existing breach or non-observance of any of the covenants on the part of the Tenant herein contained to be performed at the Tenant's expenses automatically grant to the Tenant a tenancy of the Demised Premises for a further term of one (1) year (hereinafter referred to as “the Twenty-Ninth Renewal Term”) at the same rental rate as the Twenty-eighth Renewal Term Rental (hereinafter referred to as “the Twenty-Ninth Renewal Term Rental”) and subject to the terms and conditions herein contained except for this Sub-clause (ccc).
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Provided that In the event the Tenant shall fail to serve the required written request for renewal as stipulated above within the respective periods stimulated above, then the option to renew shall automatically and irrevocably lapse and the Landlord shall be free of all obligations whatsoever to grant the Tenant a further tenancy and the Landlord or his agents shall be entitled to put up a notice or signboard for the purpose of securing new Tenants at the Demised Premises without any objection or hindrance from the Tenant.

8.	Any notice to be served by either party hereto shall be served on the party intended to be served by registered post at the address stated herein and such notice shall be deemed to have been effectively served on the other party on the 3rd day from date of posting of same.

9.	In this Agreement unless there be something in the subject matter or context inconsistent therewith, words importing singular number or the masculine gender only shall include the plural number of feminine and neuter gender and words importing the individual person shall also be deemed to include corporate or other bodies.

10.	This Agreement shall be binding upon the successors in title heirs legal representatives administrators executors of the parties hereto.

11.	This Agreement shall be governed and interpreted in accordance with the laws of Malaysia.

12.	The TENANT hereto shall bear the legal scale costs of and incidental to the preparation of this Agreement and the TENANT shall bear the stamp duty of this Agreement.

13.	In the event the Landlord proceeds to sell the Demised Premises the TENANT shall be given the first right of refusal to purchase the Demised Premises at such price as may be mutually agreed upon by the parties herein. Should the TENANT not exercise such right to purchase within fourteen (14) days from the date of receipt of the letter of offer to sell at the price stated in the said letter or in the event the ultimate sale and purchase agreement is not or cannot be executed between the parties hereto within one (1) month from the date of acceptance of the offer to sell from the Landlord by the Tenant or in the event the sale and purchase agreement between the Landlord and the Tenant is not completed for any reason whatsoever due to no fault of the Landlord, the Landlord shall be entitled to sell the Demised Premises together with the right of the TENANT under this Agreement intact at the price and terms and conditions not less favourable to the Landlord than the price and terms and conditions first offered to the Tenant and shall procure the intended purchaser to purchase the Demised Premises with the existing Tenancy herein.

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IN WITNESS whereof the parties have hereunto set their hands the day and year above written.

The Common Seal of	)
PGCG ASSETS HOLDINGS SDN. BHD.	)
was hereunto affixed	)
in accordance with its Articles	)
in the presence of :	)

/s/ WONG WENG KUNG	CHAI KOK WAI.
Director	Director/Secretary
WONG WENG KUNG	CHAI KOK WAI

The Common Seal of	)
LE APPLE BOUTIQUE HOTEL	)
(KLCC)SDN. BHD.	)
was hereunto affixed	)
in accordance with its Articles	)
in the presence of :	)

/s/ DATO’SRI KOH YOCK HENG	/s/ SAW SOO MENG
Director	Director/Secretary
DATO’SRI KOH YOCK HENG	SAW SOO MENG

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FIRST SCHEDULE REFERRED TO IN THE AGREEMENT

(to be taken and read as an essential term of this Agreement)

Item 1:	Date Of the Agreement : 18 AUGUST 2014

Item 2 :	NAME & PARTICULARS OF LANDLORD PGCG ASSETS HOLDINGS SDN. BHD. [Company No. 983271-U] E-5-2, Megan Avenue 1, Block E, Jalan Tun Razak, 50400 Kuala Lumpur, Malaysia

Item 3 :	NAME & PARTICULARS OF TENANT LE APPLE BOUTIQUE HOTEL (KLCC) SDN BHD [Company No. 963265-D] E-3A-2, Megan Avenue 1, Block E, Jalan Tun Razak, 50400 Kuala Lumpur, Malaysia

Item 4 :	PARTICULARS OF DEMISED PREMISES: No. 160 Jalan Ampang 50450 Kuala Lumpur (Whole of Menara CMY including parking area and Assignment of Rental Agreement of Popular Wizard Sdn. Bhd. aka De Asian Cafe)

Item 5 :	TERM OF TENANCY One (1) year

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Item 6 :	PURPOSE OF TENANCY To use the said Premises for Hotel Operation

Item 7 :	TENANCY RENTAL PER MONTH : Ringgit Malaysia Five Hundred And Fifty Thousand (RM550,000.00) per month.

Item 8 :	TENANCY COMMENCES ON : 1st December 2013

Item 9 :	TENANCY EXPIRES ON: 30th November, 2014

Item 10 :	a) SECURITY DEPOSIT

Ringgit Malaysia One Million and One Hundred

Thousand only (RM1,100,000.00)

Or Equivalent of 2 months Tenancy Rental

b) UTILITY DEPOSIT

Ringgit Malaysia Five Hundred and Fifty Thousand only

(RM550,000.00)

Or Equivalent of 1 months Tenancy Rental

The Security Deposit and Utility Deposit shall be adjusted accordingly revision of the Tenancy Rental upon renewal of the said Tenancy.

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APPENDIX A

TO ATTACH THE COMPLETE SET OF THE RENTAL AGREEMENT

DUPLICATE

DATED THIS 1ST DAY OF MARCH 2013

BETWEEN

PGCG ASSETS HOLDINGS SDN. BHD.

[Company No. 983271-U]

("the Landlord")

AND

POPULAR WIZARD SDN. BHD.

[COMPANY No. 907847 - m]

("the TENANT")

~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~

TENANCY AGREEMENT

~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~

[ref: 005.13.03]

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THE SCHEDULE REFERRED TO IN THE AGREEMENT

(to be taken and read as an essential term of this Agreement)

Item 1:	Date Of the Agreement : 01st March 2013

Item 2 :	NAME & PARTICULARS OF LANDLORD PGCG ASSETS HOLDINGS SDN. BHD. [Company No. 983271-U] No. 160 Menara CMY Jalan Ampang 50400 Kuala Lumpur

Item 3 :	NAME & PARTICULARS OF TENANT POPULAR WIZARD SDN BHD [Company No. 907847-m] Unit G-1 (Level Ground Floor) No. 160 Menara CMY, Jalan Ampang 50400 Kuala Lumpur

Item 4 :	PARTICULARS OF DEMISED PREMISES: No. 160 Menara CMY Jalan Ampang 50450 Kuala Lumpur

Item 5 :	TERM OF TENANCY One (1) year

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Item 6 :	RENTAL PER MONTH : Ringgit Malaysia Thirty Five Thousand (RM35,000.00) per month.

Item 7 :	TENANCY COMMENCES ON : 01st March 2013 :

Item 8 :	TENANCY COMMENCES ON : 1st December 2013

Item 9 :	a) SECURITY DEPOSIT Ringgit Malaysia Seventy Thousand Only (RM 70,000.00) Or Equivalent of 2 months Tenancy Rental b) UTILITY DEPOSIT Ringgit Malaysia Thirty Five Thousand only (RM30,000.00)

Item 10 :	OPTION TO RENEW : One (1) year

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